EXHIBIT 4


COMMON SHARES                                                     COMMON SHARES
[NB     ]                                                         [       ]

                           AMERICAN EXPRESS COMPANY
   THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND RIDGEFIELD PARK, NJ

INCORPORATED UNDER THE                                      SEE REVERSE FOR
        LAWS                                                    CERTAIN
    OF THE STATE                                             ABBREVIATIONS
        OF
     NEW YORK

     THIS CERTIFIES THAT                             IS THE OWNER OF
                        ---------------------------
       PAR VALUE                                        PAR VALUE
         $.20           ---------------------------        $.20
                                                   [CUSIP 025816 10 9]

              FULL PAID AND NON-ASSESSABLE COMMON SHARES OF THE
American Express Company transferable in person or by duly authorized attorney on the books of the Company upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Company and the signatures of its duly authorized officers.

Dated
     -------------


   /s/Stephen P. Norman                                /s/Harvey Golub
   Secretary                                           Chairman of the Board

                      [SEAL OF AMERICAN EXPRESS COMPANY]

COUNTERSIGNED AND REGISTERED:
   ChaseMellon Shareholder Services, L.L.C.
   TRANSFER AGENT AND REGISTRAR

BY /s/ Norma Cianfaglione
   ----------------------
   AUTHORIZED OFFICER

REVERSE SIDE OF CERTIFICATE

                           AMERICAN EXPRESS COMPANY

        THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND OF EACH SERIES OF THE PREFERRED SHARES SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. SUCH REQUESTS MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY IN NEW YORK CITY.

                         ---------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT -         Custodian
TEN ENT - as tenants by the entireties                      --------          -------
JT TEN  - as joint tenants with right of                     (Cust)           (Minor)
          survivorship and not as tenants                   under Uniform Gifts to Minors Act
          in common                                                                          ------------
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
                   -----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE
[                ]

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

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-------------------------------------------------------------------------------

-----------------------------------------------------------------------  Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said shared on the books of the within-named Company with full power of substitution in the premises.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Dated,
      -------------

                         -------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                         IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                         -------------------------------------------------------
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN PROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.